UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

                                Date of report (Date of earliest event reported): January 26, 2006

Hurco Companies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

    0-9143                                            35-1150732
(Commission File Number)                                 (IRS Employer Identification No.)

                                One Technology Way
                              Indianapolis, Indiana 46268
                        (Address of Principal Executive Offices) (Zip Code)

(317) 293-5309
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On January 26, 2006, Hurco Companies, Inc. (the "Company") dismissed PricewaterhouseCoopers, LLP ("PwC") as the Company's independent registered public accounting firm for the year ending October 31, 2006. This decision to change independent registered public accounting firms was made by the Audit Committee of the Board of Directors.

The reports of PwC on the Company's financial statements for the fiscal years ended October 31, 2005 and 2004, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended October 31, 2005 and 2004, and through January 26, 2006, there were no disagreements with PwC on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in its report on the Company's consolidated financial statements for such years; nor were there any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided PwC a copy of the foregoing disclosures. A letter from PwC stating its agreement with such disclosures is attached as Exhibit 16 to this report.

(b) On January 26, 2006, the Audit Committee of the Board of Directors engaged the firm of Crowe Chizek and Company LLC ("Crowe") as its independent registered public accounting firm for fiscal 2006, effective as of such date. During the Company's fiscal years ended October 31, 2005 and 2004, and the subsequent interim period through the date of this report, neither the Company nor anyone acting on its behalf consulted Crowe with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matters or reportable events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

16	Letter from PricewaterhouseCoopers, LLP to the Securities and Exchange Commission dated January 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2006

HURCO COMPANIES, INC.

By:  /s/ Stephen J. Alesia
     Stephen J. Alesia, Vice President and
    Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No. Description

16	Letter from PricewaterhouseCoopers, LLP to the Securities and Exchange Commission dated January 30, 2006.

BDDB01 4295587v2